SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement.           [ ]  Confidential, for use of the
[X]  Definitive proxy statement.                 Commission only (as permitted
[ ]  Definitive additional materials.            by Rule 14a-6(e)(2)).
[ ]  Soliciting material pursuant to Rule
     14a-11(c) or 14a-12.

                                ORTHOLOGIC CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
5)   Total fee paid:

     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
                            ----------------------------------------------------
2)   Form, Schedule or Registration Statement No.:
                                                  ------------------------------
3)   Filing Party:
                  --------------------------------------------------------------
4)   Date Filed:
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
                                     [LOGO]

                              1275 West Washington
                              Tempe, Arizona 85281

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 29, 2003

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of OrthoLogic Corp., a Delaware corporation (the "Company"), will be held on Thursday, May 29, 2003 at 8:00 a.m. local time, at the offices of the Company at 1275 West Washington, Tempe, Arizona 85281, for the following purposes:

     (1) To elect two directors as Class III directors to serve until the Annual Meeting of Stockholders to be held in the year 2006 or until their respective successors are elected;

     (2) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Stockholders of record at the close of business on April 14, 2003 are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of stockholders entitled to vote at the meeting will be open for inspection at the Company's corporate headquarters for any purpose germane to the meeting during ordinary business hours for 10 days prior to the meeting.

     A copy of the Company's 2002 Annual Report to Stockholders, which includes certified financial statements, is enclosed. All stockholders are cordially invited to attend the Annual Meeting in person.

                                        By order of the Board of Directors,

                                        /s/ Thomas R. Trotter
                                        ----------------------------------------
                                        Thomas R. Trotter
                                        Chief Executive Officer
Tempe, Arizona
April 15, 2003

--------------------------------------------------------------------------------
IMPORTANT: IT IS IMPORTANT THAT YOUR STOCKHOLDINGS BE REPRESENTED AT THIS MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                ORTHOLOGIC CORP.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 29, 2003


                                TABLE OF CONTENTS


SOLICITATION, EXECUTION AND REVOCATION OF PROXIES..............................1

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF................................2
     Security Ownership of Certain Beneficial Owners and Management............2

PROPOSAL 1: ELECTION OF DIRECTORS..............................................4
     Board Meetings and Committees.............................................6
     Compensation of Directors.................................................7
     Executive Officers........................................................7

COMMITTEE REPORTS..............................................................8
     Report of the Compensation Committee of the Board of Directors............8
     Compensation Committee Interlocks and Insider Participation..............10
     Certain Transactions.....................................................12
     Summary Compensation Table...............................................12
     Option/SAR Grants in Last Fiscal Year....................................13
     Aggregated Option/SAR Exercises in Last Fiscal Year
       and FY-End Option/SAR Values...........................................14
     Employment Contracts, Termination of Employment,
       and Change-in-Control Arrangements.....................................14
     Performance Graph........................................................15
     Section 16(a) Beneficial Ownership Reporting Compliance..................16

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS...............................16

PRINCIPAL ACCOUNTING FIRM FEES................................................16

OTHER MATTERS.................................................................17

STOCKHOLDER PROPOSALS.........................................................17

ANNUAL REPORT.................................................................17

                                     [LOGO]

                              1275 West Washington
                              Tempe, Arizona 85281

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 29, 2003

                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

     Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of OrthoLogic Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 29, 2003 or any adjournment thereof (the "Annual Meeting") at the offices of the Company at 1275 West Washington, Tempe, Arizona 85281. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

     This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about April 21, 2003.

     A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

     In addition to the use of the mails, proxies may be solicited by personal conversations or by telephone, telex, facsimile or telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. All expenses incurred in connection with this solicitation will be borne by the Company.

     The mailing address of the principal corporate office of the Company is 1275 West Washington, Tempe, Arizona 85281.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only stockholders of record at the close of business on April 14, 2003 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were issued and outstanding 32,889,721 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. The Inspector of Election appointed by the Chairman of the Board of Directors shall determine the shares represented at the meeting and the validity of proxies and ballots and shall count all proxies and ballots. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote is required with respect to the approval of the other proposals set forth herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock at March 1, 2003 with respect to (i) each person known to the Company to own beneficially more than five percent of the outstanding shares of the Company's Common Stock, (ii) each director of the Company and each director nominee, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group.

                                                        SHARES BENEFICIALLY
                                                             OWNED (1)
                                                    ----------------------------
IDENTITY OF STOCKHOLDER OR GROUP                       NUMBER         PERCENT
--------------------------------                    ------------     -----------
Thomas R. Trotter (2)                                    887,400         2.7%

Sherry A. Sturman (3)                                     91,130          *

Shane P. Kelly (4)                                        99,519          *

Donna L. Lucchesi (5)                                    100,233          *

Ruben Chairez (6)                                        144,967          *

James T. Ryaby (7)                                       153,297          *

Stuart H. Altman (8)                                     123,000          *

Fredric J. Feldman (9)                                   225,850          *

John M. Holliman III (10)                                234,000          *

Elwood D. Howse (11)                                     189,644          *

Augustus A. White III (12)                               236,231          *

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202 (13)                        3,237,100        10.1%

Bricoleur Capital Management LLC
12230 El Camino Real, Suite 100
San Diego, CA  92130 (14)                              2,101,794         6.6%

Dimensional Fund Advisors Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401 (15)                    1,847,500         5.8%

Fuller & Thaler Asset Management, Inc.
411 Borel Avenue, Suite 402
San Mateo, CA  94402 (16)
                                                       1,690,600         5.3%
All directors and executive officers as a
group (12 persons) (17)                                2,578,206         7.5%

----------
* Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 800,400 shares Mr. Trotter has a right to acquire upon exercise of stock options.

(3) Includes 89,130 shares Ms. Sturman has a right to acquire upon exercise of stock options.

(4) Includes 96,542 shares Mr. Kelly has a right to acquire upon exercise of stock options.

(5) Includes 94,233 shares Ms. Lucchesi has a right to acquire upon exercise of stock options.

(6) Includes 138,317 shares Dr. Chairez has a right to acquire upon exercise of stock options.

(7) Includes 126,297 shares Dr. Ryaby has a right to acquire upon exercise of stock options.

(8) Includes 110,000 shares Dr. Altman has a right to acquire upon exercise of stock options and 1,000 indirectly owned shares.

(9) Includes 154,850 shares Dr. Feldman has a right to acquire upon exercise of stock options. Voting and investment power shared with spouse.

(10) Includes 171,000 shares Mr. Holliman has a right to acquire upon exercise of stock options.

(11) Includes 141,000 shares Mr. Howse has a right to acquire upon exercise of stock options.

(12) Includes 131,500 shares Dr. White has a right to acquire upon exercise of stock options and 6,878 indirectly owned shares.

(13) Derived from a Schedule 13G, Amendment No. 9, dated February 13, 2003 filed by the stockholder pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Schedule 13G states that the securities "may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by Heartland Advisors, Inc and William J. Nasgovitz, as a result of his position with and ownership in Heartland." The Schedule 13G, as amended, also states that the Common Stock is held in investment advisory accounts of Heartland Advisors, Inc., so various people have ownership rights to the Common Stock. Mr. Nasgovitz, as a result of his position as an officer and director of Heartland Group, Inc., is deemed the beneficial owner of 2,000,000 shares of common stock or 6.2% of the outstanding.

(14) Derived from a Schedule 13G, Amendment No. 1, dated February 12, 2003 filed by Bricoleur Capital Management LLC ("Bricoleur") pursuant to the 1934 Act. The Schedule 13G states that Bricoleur is an investment advisor under the Investment Advisors Act of 1940, that it serves as an investment manager for certain accounts that hold the securities reported on the Schedule 13G, and that Bricoleur "has been granted the authority to dispose of and vote those securities" but that "[e]ach entity trust [that] owns an account has the right to receive or power to direct the receipt of, dividends from, or the proceeds from the sale of, the securities held in the account."

(15) Derived from a Schedule 13G, Amendment No. 4, dated February 3, 2003 filed by Dimensional Fund Advisers, Inc. ("Dimensional") pursuant to the 1934 Act. The Schedule 13G states that Dimensional is an investment advisor under the Investment Advisors Act of 1940, that it serves as investment manager to certain investment vehicles and that "[i]n its role as investment advisor and investment manager, Dimensional possesses voting and/or investment power over the securities of the Issuer." Dimensional disclaims beneficial ownership of the securities.

(16) Derived from a Schedule 13G, filed February 13, 2003 by Fuller & Thaler Asset Management, Inc. ("F&T") and Russell J. Fuller ("Fuller") pursuant to the 1934 Act. The Schedule 13G states that F&T is an investment advisor under the Investment Advisors Act of 1940, that Fuller serves as the company's President, that F&T has "the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock" and that "[n]o account individually holds more than 5 percent of the outstanding Common Stock."

(17) Includes 2,146,204 shares directors and executive officers have a right to acquire upon exercise of stock options.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Two directors are to be elected at the Annual Meeting to serve as Class III directors until the Annual Meeting of Stockholders to be held in the year 2006 and until their respective successors are elected. UNLESS OTHERWISE INSTRUCTED, THE PROXY HOLDERS WILL VOTE THE PROXIES RECEIVED BY THEM FOR THE COMPANY'S NOMINEES STUART H. ALTMAN, PH.D. AND ELWOOD D. HOWSE, JR. Dr. Altman and Mr. Howse are currently directors of the Company. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. Only affirmative votes are relevant in the election of directors.

     Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery at 1275 West Washington, Tempe, Arizona or by United States mail, postage prepaid to Secretary, OrthoLogic Corp., 1275 West Washington, Tempe, Arizona 85281, not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting; and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the fifteenth (15th) day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The nomination and other features of directorships may be affected by the resolutions establishing series of preferred stock.

     Pursuant to the Company's Certificate of Incorporation, as amended, the Board of Directors is classified into three classes, with each class holding office for a three-year period. The Certificate of Incorporation restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of nine. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The names of the nominees for director and of the directors whose terms continue beyond the Annual Meeting, and certain information about them, are set forth below.

           THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE

     NOMINEES FOR CLASS III DIRECTORS WHOSE TERMS WILL EXPIRE AT THE ANNUAL MEETING HELD IN THE YEAR 2006:

STUART H. ALTMAN, PH.D.(2)                                   Director since 1998

Stuart H. Altman, 65, has been a Professor of National Health Policy at the Florence Heller Graduate School for Social Policy, Brandeis University since 1977. He was Dean of the Florence Heller Graduate School from 1977 to 1993. For twelve years (1984 to 1996), he was Chairman of the Congressional Prospective Payment Assessment Commission responsible for advising Congress and the Administration on Medicare Payment Policies for Hospitals, Nursing Homes, Home Health Agencies and other health care providers. Dr. Altman has served as the Chair of the Advisory Board to the Institute of Medicine of the National Academy of Sciences and was a member of the Board of Trustees of Beth Israel Hospital in Boston, Massachusetts from 1978 to 1990. From 1971 to 1976, Dr. Altman was Deputy Assistant Secretary for Planning and Evaluation/Health at Health, Education and Welfare under President Nixon. Dr. Altman is a director of IDX Systems Corporation, a publicly held provider of healthcare information systems, and Lincare Holdings Inc., a publicly held provider of oxygen and other respiratory therapy services to in-home patients. He is also a member of the Foundation Board of the Health Plan of New York which is a not-for-profit Health Maintenance Organization that provides health care services and health insurance coverage throughout the New York metropolitan area.

ELWOOD D. HOWSE, JR.(1)(2)(3)                                Director since 1987

Elwood D. Howse, Jr., 63, has served as a director of the Company since September 1987. He is a general partner of CH Partners IV, a venture capital fund, and was a co-founder of Cable & Howse Ventures, a venture capital management firm. Mr. Howse has served as the President of Cable & Howse Ventures, Inc. since 1981. He is a member of the boards of directors of Applied Microsystems Corporation, a publicly held provider of software development tools and technologies, ImageX, Inc., a public business to business Internet market maker for printed business materials, and BSQUARE Corporation, a public company that provides products and services for the development and deployment of wireless and wireline smart devices, as well as several private companies and not-for-profit organizations.

     DIRECTORS CONTINUING IN OFFICE:

      CLASS I DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2004 ANNUAL MEETING:

FREDRIC J. FELDMAN, PH.D.(1)(3)                              Director since 1991

Fredric J. Feldman, Ph.D., 63, has been the President of FJF Associates, a consultant to health care venture capital and emerging companies, since February 1992. From September 1995 to June 1996, he was the Chief Executive Officer of Biex, Inc. a women's healthcare company. Dr. Feldman returned to his position as Chief Executive Officer of Biex again in 1999. He served as Chief Executive Officer of Oncogenetics, Inc., a cancer genetics reference laboratory from 1992 to 1995. Between 1988 and 1992, Dr. Feldman was the President and Chief Executive Officer of Microgenics Corporation, a medical diagnostics company. He is a director of Sangstat Medical Corp., a publicly held biotech transplant drug company, and of Ostex International, Inc., a publicly held developer of diagnostics and therapeutics for skeletal and connective tissue diseases.

THOMAS R. TROTTER                                            Director since 1997

Thomas R. Trotter, 55, joined OrthoLogic as President and Chief Executive Officer and a Director in October 1997. From 1988 to October 1997, Mr. Trotter held various positions at Mallinckrodt, Inc. in St. Louis, Missouri, most recently as President of the Critical Care Division and a member of the Corporate Management Committee. From 1984 to 1988, he was President and Chief Executive Officer of Diamond Sensor Systems, a medical device company in Ann Arbor, Michigan. From 1976 to 1984, he held various senior management positions at Shiley, Inc. (a division of Pfizer, Inc.) in Irvine, California. He holds a B.S. degree from the University of Maryland and a Masters of Business Administration from Pepperdine University.

     CLASS II DIRECTORS WHOSE TERMS WILL EXPIRE AT THE 2005 ANNUAL MEETING:

JOHN M. HOLLIMAN III(1)(2)(4)                                Director since 1987

John M. Holliman III, 49, has served as a director of the Company since September 1987 and as a Chairman of the Board of Directors since August 1997. Since February 1993 he has been a general partner of entities, which are the general partners of Valley Ventures, LP. (formerly known as Arizona Growth Partners, LP.), Valley Ventures II, LP. and Valley Ventures III, LP, all of which are capital funds. From 1985 to 1993, he was the Managing Director and Senior Managing Director of Valley Ventures' predecessor, Valley National Investors, Inc., a venture capital subsidiary of The Valley National Bank of Arizona.

AUGUSTUS A. WHITE III, M.D., PH.D.(4)                        Director since 1993

Dr. White, 66, became a director of the Company in July 1993. He has been a Master of the Oliver Wendell Holmes Society and the Ellen and Melvin Gordon Professor of Medical Education, Harvard Medical School since July 2001; Professor of Orthopedic Surgery at the Harvard Medical School and the Harvard-MIT Division of Health Sciences and Technology since July 1978; and Orthopedic Surgeon-in-Chief, Emeritus, at the Beth Israel Deaconess Medical Center in Boston since 1990. From 1992 to 1994, he served as the Chief of Spine Surgery at Beth Israel and is Director of the Daniel E. Hogan Spine Fellowship Program. He is a graduate of Brown University, the Stanford University Medical School, holds a Ph.D. from the Karolinska Institute in Stockholm, and graduated from the Advanced Management Program at the Harvard Business School. Dr. White is a recipient of the Bronze Star, which he earned while stationed as a Captain in the U.S. Army Medical Corps in Vietnam. Dr. White is currently a director of Zimmer Holdings, Inc., a publicly held designer, marketer and manufacturer of orthopedic products.

(1)  Member of the Executive Committee.
(2)  Member of the Audit Committee.
(3)  Member of the Compensation Committee.
(4)  Member of the Nominating Committee

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of six meetings during the fiscal year ended December 31, 2002. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and any committee on which such director served during the period of such service.

     The Board presently has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The Executive Committee, which acts on Board matters that arise between meetings of the full Board of Directors, consists of Dr. Feldman, Mr. Holliman and Mr. Howse and met one time during 2002.

     The Audit Committee consists of Mr. Howse, Mr. Altman and Mr. Holliman and met four times in 2002. The Audit Committee assists the Board of Directors in its oversight of financial reporting practices, including the independent auditors' qualifications and independence, and the performance of the Company's internal audit function. The Audit Committee appoints the Company's independent auditors, which appointment may be ratified by the shareholders. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for approving, reviewing and monitoring the performance of non-audit services by the Company's auditors. The Audit Committee operates under a formal written charter, a copy of which is included as Appendix A to this proxy statement, that has been adopted by the Board of Directors. The charter was amended in October of 2002 in response to rules recently proposed and/or adopted by the SEC and NASDAQ.

     The Compensation Committee, which consists of Dr. Feldman and Mr. Howse, met one time during 2002. The Compensation Committee reviews salaries and benefit programs designed for senior management, officers and directors and administers certain grants under the Company's stock option plans with a view to ensure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

     The Nominating Committee was constituted in March 2002 to examine and recommend nominations for the Board of Directors and officers of the Company. The Nominating Committee has nominated Mr. Howse and Dr. Altman for election as Class III directors for this year's Annual Meeting of Shareholders. The Nominating Committee consists of Mr. Holliman and Dr. White. The Nominating Committee met one time during 2002. Where appropriate, the Nominating Committee will consider timely shareholder recommendations for nominations submitted in writing to the Secretary of the Company.

COMPENSATION OF DIRECTORS

     During the year ended 2002, the Company paid non-employee directors an annual retainer of $12,000. Effective January 1, 2003, that amount was increased to $24,000, payable quarterly in advance. All directors are eligible for the grant of nonqualified stock options pursuant to the Company's 1997 Stock Option Plan. The Company issued options to acquire 10,000 non-qualified shares to each non-employee director on December 31, 2002. All such options vested immediately and were granted at the market price of $3.61 on the date of grant. The options have been granted with ten-year terms.

     For information regarding options granted to the Company's only employee-director (Mr. Trotter) during 2002, see the table captioned "Option/SAR Grant in Last Fiscal Year" below.

     The following table summarizes options granted to non-employee directors during the year ended December 31, 2002:

                                     DATE OF       NUMBER OF      OPTION
              NAME                    OPTION        SHARES        PRICE
              ----                   --------       ------        ------
        Stuart H. Altman             12/31/02       10,000        $3.610
       Fredric J. Feldman            12/31/02       10,000        $3.610
      John M. Holliman III           12/31/02       10,000        $3.610
      Elwood D. Howse, Jr.           12/31/02       10,000        $3.610
     Augustus A. White III           12/31/02       10,000        $3.610

EXECUTIVE OFFICERS

     Information regarding the Executive Officers of the Company, other than Mr. Trotter who is described above, is set forth below.

     Name                    Age   Title
     ----                    ---   -----
     Sherry A. Sturman       38    Senior Vice President and Chief Financial
                                     Officer

     Ruben Chairez, Ph.D.    60    Vice President of Medical Regulatory and
                                     Compliance

     Jeff Culhane            35    Vice President of Manufacturing and Product
                                     Development

     Shane P. Kelly          33    Senior Vice President of Sales

     Donna L. Lucchesi       39    Vice President of Marketing

     James T. Ryaby, Ph.D.   44    Senior Vice President Research and Clinical
                                     and Chief Technology Officer

     Sherry A. Sturman joined OrthoLogic as Director of Finance in October 1997 and began serving as the Vice President of Administration, and Chief Financial Officer in June 2001 and was promoted to Senior Vice President in early 2003. From 1994 to 1997, Ms. Sturman was employed as the Chief Financial Officer for ComCare, a large managed care company based in Phoenix. She has over fifteen years of financial management experience in both health care and public companies. She is a Certified Public Accountant, with a Masters in Business Administration.

     Ruben Chairez, Ph.D., joined OrthoLogic in May 1998 as Vice President, Medical Regulatory and Clinical Affairs and is currently Vice President, Medical, Regulatory and Compliance. From November 1993 through April 1998, Dr. Chairez served as Vice President, Regulatory Affairs/Quality Assurance of SenDx Medical, Inc., a Manufacturer of blood gas analyzer systems. From July 1990 to November 1993, Dr. Chairez was the Director of Regulatory Affairs with Gen-Probe Incorporated, an in-vitro diagnostic device manufacturer.

     Jeff Culhane joined OrthoLogic as Vice President, Product Development & Engineering in June 1998. From May 1993 to June 1998, Mr. Culhane held Industrial Design and Manager of Product Development positions at OrthoLogic Canada (previously Toronto Medical Corp.). His related product development experience includes bone growth stimulators, continuous passive motion devices and cryotherapy.

     Shane P. Kelly joined OrthoLogic in 1991 as a Field Sales and Service Representative. Since then, he has held various positions within the company in the area of sales, managed care and operations. He was named Vice President of Sales in 2000 and was promoted to Senior Vice President in early 2003. Mr. Kelly received an undergraduate degree in business from Tulane University and a Masters of Business Administration in International Management from Thunderbird, The American Graduate School of International Management.

     Donna L. Lucchesi joined OrthoLogic in August 1998 as Director of Marketing
- Injectable Products. She was promoted to Director of Marketing in February 2000 and moved into her current position as Vice President of Marketing in January 2001. From 1990 to 1998, Ms. Lucchesi held a variety of marketing positions at Mallinchrodt, Inc. in St. Louis, Missouri, most recently as Director of Health Care Systems Marketing. She holds a Master's Degree in Business Administration from Washington University.

     James T. Ryaby, Ph.D., joined OrthoLogic as Director of Research in 1991 and became Vice President of Research in 1997 and was promoted to Senior Vice President and Chief Technology Officer in early 2003. Prior to joining OrthoLogic, he was a research scientist at Mt. Sinai School of Medicine in New York, where he received his Ph.D. degree in cellular biology. His current research interests are applications of cytokines, growth factors, and electromagnetic fields in musculoskeletal tissue repair. Dr. Ryaby also serves as Adjunct Professor of Bioengineering at Arizona State University.

                                COMMITTEE REPORTS

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS (THE "COMMITTEE") AND THE PERFORMANCE GRAPH INCLUDED ELSEWHERE IN THIS PROXY STATEMENT SHALL NOT BE DEEMED SOLICITING MATERIAL OR OTHERWISE DEEMED FILED AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

     REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Committee recommends the compensation of the Chief Executive Officer to the Board and reviews and approves the design, administration and effectiveness of compensation programs for other key executive officers, including salary, cash bonus levels, other perquisites and certain option grants under the Company's stock option plans (the "Plans").

COMPENSATION PHILOSOPHY

     The objectives of the Company's executive compensation policies are to attract, retain and reward executive officers who contribute to the Company's success, to align the financial interests of executive officers with the performance of the Company, to strengthen the relationship between executive pay and shareholder value, to motivate executive officers to achieve the Company's business objectives and to reward individual performance. During 2002, the Company used base salary, executive officer cash bonuses and stock options to achieve these objectives. In carrying out these objectives, the Committee considers the following:

     (1) THE LEVEL OF COMPENSATION PAID TO EXECUTIVE OFFICERS IN POSITIONS OF COMPANIES SIMILARLY SITUATED IN SIZE AND PRODUCTS. To ensure that pay is competitive, the Committee, from time to time, compares the Company's executive compensation packages with those offered by other companies in the same or similar industries or with other similar attributes. The Company typically surveys publicly available information regarding companies listed on the Nasdaq National Market which are comparable in size, products or industry with the Company.

     (2) THE INDIVIDUAL PERFORMANCE OF EACH EXECUTIVE OFFICER. Individual performance includes any specific accomplishments of such executive officer, demonstration of job knowledge and skills and teamwork.

     (3) CORPORATE PERFORMANCE. Corporate performance is evaluated both subjectively and objectively. Subjectively, the Compensation Committee discusses and makes its own determination of how the Company performed relative to the opportunities and difficulties encountered during the year and relative to the performance of competitors and business conditions. Objectively, corporate performance is measured by predetermined operating and financial goals.

     (4) THE RESPONSIBILITY AND AUTHORITY OF EACH POSITION RELATIVE TO THE OTHER POSITIONS WITHIN THE COMPANY.

     The Committee does not quantitatively weigh these factors but considers all factors as a whole, using its discretion, best judgment and the experiences of its members, in establishing executive compensation. The application given each of these factors in establishing the components of executive compensation are as follows:

     BASE SALARY. In establishing base salaries, the Committee believes that it tends to give greater weight to factors 1, 2 and 4 above. The Company seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the market. In conducting annual salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance. The Committee considers the low, midpoint and upper ranges of base salaries publicly disclosed by companies that OrthoLogic believes are comparable to it and generally targets base salary to the mid-point of the ranges.

     PERFORMANCE BONUSES. In establishing performance bonuses, the Committee believes that it tends to give greater weight to factors 2 and 4 above and further believes that such performance bonuses are a key link between executive pay and stockholder value. The Company has adopted a Management Bonus Plan that is based upon the financial performance of the Company and other specific company-wide objectives established by the Committee and approved by the full Board of Directors. For 2002, executive bonuses were targeted at between 50% and 40% of the executive officers' base salaries if the goals were achieved, with the more senior executive officers having a higher percentage of total compensation from annual cash bonuses. The measures chosen by the Committee to evaluate the Company's performance may vary from year to year depending on the particular facts and circumstances at the time.

     OPTION GRANTS. In establishing option grants or recommendations to the entire Board, the Committee believes it tends to give greater weight to factors 2 and 3 above. The Committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards a grant under a Plan upon hiring executive officers, subject to a four-year vesting schedule. After the initial stock option grant, the Committee considers additional grants, usually on an annual basis, under the Plan. Options are granted at the current market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price for the period during which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's performance during the year and his or her expected contributions in the succeeding year. The Committee believes that periodic option grants provide incentives for executive officers to remain with the Company.

     The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to the Company's Chief Executive Office and four highest-paid executive officers. The Compensation Committee has analyzed the impact of this change in the tax law on the compensation policies of the Company, has determined that historically the effect of this provision on the taxes paid by the Company has and would not have been significant and has decided for the present to not modify the compensation policies of the Company based on such changes in the tax law. In the event that the Committee determines that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee reviews the performance of the Chief Executive Officer at least annually. When Mr. Trotter was hired in October 1997, the Compensation Committee reviewed data from a survey of salaries for companies comparable in size, products and industry and considered the Company's earnings and financial position. Based on this criteria, the Compensation Committee set Mr. Trotter's salary at $260,000 with a bonus percentage within the range previously approved for all executive officers. The Company entered into an Amended and Restated Employment Agreement with Mr. Trotter effective as of July 15, 2002, in which Mr. Trotter's compensation package was structured in the same manner, with an increase in salary for fiscal year 2002 to $330,000.

     In January 2003, the Compensation Committee met to determine bonuses based on performance during 2002 and awarded $506,915 to its Chief Executive Officer and its top five executive officers. At the same meeting, the Compensation Committee set performance goals for 2003 and structured the 2003 Management Bonus Plan.

                       Compensation Committee During 2002:

Fredric J. Feldman                                          Elwood D. Howse, Jr.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2002, Fredric J. Feldman and Elwood D. Howse, Jr., independent directors, served on the Compensation Committee of the Board of Directors.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The role of the Audit Committee (the "Committee") is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee operates under a formal written charter, a copy of which is included as Appendix A to this proxy statement, that has been adopted by the Board of Directors. The charter was amended and restated in October of 2002 in response to rules recently proposed and/or adopted by the SEC and NASDAQ. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the Nasdaq National Market. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     Among other matters, the Committee monitors and oversees the activities and performance of the external auditors, including the audit scope, external audit fees, and auditor independence matters. The Committee also is responsible for approving non-audit services proposed to be performed by the independent auditor. The Committee has responsibility to appoint and dismiss the company's independent auditor. Management and independent auditor presentations to and discussions with the Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, and written confirmations from management with respect to services provided by the auditors, has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence. The Audit Committee met four times in 2002, each time meeting separately with the auditors without the presence of management.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                           Audit Committee During 2002

John M. Holliman, III          Stuart H. Altman             Elwood D. Howse, Jr.

                              CERTAIN TRANSACTIONS

     The Company has entered into indemnity agreements with all of its directors and officers for the indemnification of and advancing of expenses to such persons to the full extent permitted by law.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth, with respect to the years ended December 31, 2002, 2001 and 2000 compensation awarded to, earned by or paid to the Company's Chief Executive Officer and the five other most highly compensated executive officers who were serving as executive officers at December 31, 2002.
(1)

                                                                            LONG-TERM
                                                                           COMPENSATION
                                           ANNUAL COMPENSATION                AWARDS
                                     --------------------------------       ----------
                                                                            SECURITIES
                                                            OTHER ANNUAL    UNDERLYING     ALL OTHER
                                                            COMPENSATION   OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)      ($)(2)         (#)(3)          ($)
---------------------------   ----   ---------   --------      ------         ------          ---
Thomas R. Trotter             2002    327,115    165,000       5,400              --           --
President and Chief           2001    312,115    175,000       5,400             300           --
Executive Officer             2000    297,307    120,000       5,400         300,100           --

Sherry A. Sturman             2002    163,077     70,000          --          40,000           --
Senior Vice President and     2001    155,983     72,000          --         135,350           --
Chief Financial Officer       2000    113,139     17,100          --           3,850           --

Shane P. Kelly                2002    163,077     81,915          --          32,000           --
Senior Vice President of      2001    155,000     70,425          --          65,300           --
Sales                         2000    114,346     85,987          --          73,100           --

Donna L. Lucchesi             2002    150,654     64,000          --          20,000           --
Vice President of Marketing   2001    144,477     56,840          --         125,350           --
                              2000    116,112     21,750          --           2,100           --

Ruben Chairez, Ph.D.          2002    150,654     63,000          --          20,000           --
Vice President of Medical,    2001    143,461     56,260          --          55,300           --
Regulatory and Compliance     2000    135,654     33,000          --             100           --

James T. Ryaby, Ph.D.         2002    149,039     63,000          --          30,000           --
Senior Vice President         2001    143,654     53,360          --             300           --
Research and Clinical and     2000    136,835     20,700          --          88,850           --
Chief Technology Officer

----------
(1) The Company's five most highly compensated executive officers have been included for 2002 due to the comparable compensations of Dr. Chairez and Dr. Ryaby.
(2)  Other Annual Compensation includes an automobile allowance for Mr. Trotter.
(3)  Consist entirely of stock options.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

     The following table sets forth information about stock option grants during the last fiscal year to the named executive officers named in the Summary Compensation Table.

                                         INDIVIDUAL GRANTS
                    --------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                       NUMBER OF      % OF TOTAL                                AT ASSUMED ANNUAL RATES OF
                      SECURITIES      OPTION/SARS    EXERCISE                    STOCK PRICE APPRECIATION
                      UNDERLYING      GRANTED TO     OR BASE                        FOR OPTION TERM (2)
                     OPTIONS/SARS    EMPLOYEES IN     PRICE      EXPIRATION      ------------------------
NAME                GRANTED (#)(1)    FISCAL YEAR     ($/SH)        DATE            5% ($)      10% ($)
----                --------------    -----------     ------      ----------        ------      -------
Thomas R. Trotter           --               --          --               --            --           --

Sherry A. Sturman       40,000           12.89%       $3.50       11/11/2012        88,045      223,124

Shane P. Kelly          32,000           10.32%       $3.50       11/11/2012        70,436      178,499

Donna L. Lucchesi       20,000            6.45%       $3.50       11/11/2012        44,023      111,562

Ruben Chairez           20,000            6.45%       $3.50       11/11/2012        44,023      111,562
James T. Ryaby          30,000            9.67%       $3.50       11/11/2012        66,034      167,343

(1)  Consist entirely of stock options.
(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% or 10% compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock. The potential realizable value of the foregoing options is calculated by assuming that the market price of the underlying security appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)

     The following table sets forth information with respect to the executive officers named in the Summary Compensation Table concerning option exercises during the last fiscal year and the number and value of options outstanding at the end of the last fiscal year.

                           NUMBER OF SECURITIES
                      UNDERLYING UNEXERCISED OPTIONS            VALUE OF UNEXERCISED
                             AT FY-END(#)(1)            IN-THE-MONEY OPTIONS AT FY-END($)(2)
                      ------------------------------    ------------------------------------
NAME                  EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
----                  -----------      -------------       -----------      -------------
Thomas R. Trotter       799,358             1,042            132,800                --

Sherry A. Sturman        77,491           121,509             17,761            19,879

Shane P. Kelly           85,041           109,459             26,148            22,132

Donna L. Lucchesi        83,608            95,792             15,365            17,275

Ruben Chairez           132,744            60,156              6,505             1,934

James T. Ryaby           85,907           131,093             53,928                --

----------
(1)  No SARs are outstanding.
(2) Value is based upon closing bid price of $3.344 as reported on the Nasdaq National Market for December 31, 2002, minus the exercise price, multiplied by the number of shares underlying the option.

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
                       AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into an Amended and Restated Employment Agreement with Mr. Trotter, as of July 15, 2002, which amended and restated the prior Employment Agreement with Mr. Trotter which became effective on October 20, 1997. The Amended and Restated Employment Agreement provides for a minimum base salary of $330,000, which may be increased subject to annual reviews. Mr. Trotter is also eligible to participate in the incentive bonus program, as revised from time to time by the Board of Directors. Under the terms of the Amended and Restated Employment Agreement, the Company may elect to begin a two-year transition leading to the termination of Mr. Trotter's employment with the Company at any time, with or without cause. In the event the Company makes such an election, Mr. Trotter would be entitled to continue receiving salary and benefits for a period of 24 months. The Amended and Restated Employment Agreement also provides that Mr. Trotter is entitled to receive a special bonus of up to $2 million in the event that the company undergoes a change in control, or a sale of substantially all of the assets of the company.

     The Company has entered into employment agreements with each of Sherry Sturman, Shane Kelly, Donna Lucchesi, Ruben Chairez and James Ryaby. Each of these contracts provides for a one-year employment term which is automatically renewed for another year. The Company may terminate the employee's salary with cause, in which case the Company shall be obligated to pay such employee's salary through the date of termination. If the Company terminates the employee's employment without cause, the employee is entitled, upon executing a severance agreement, to 12 months of salary.

     Under the Company's stock option plans, upon the occurrence of a merger in which the Company is not the surviving entity, a sale of substantially all of the assets of the Company, an acquisition by a third party of 100% of the Company's outstanding equity securities or a similar reorganization of the Company, 75% of all unvested options will vest, with the balance vesting equally over 12 months or according to the individual's vesting schedule, whichever is earlier. Additionally, the Company's 1997 Stock Option Plan provides that, upon a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, outstanding options shall be substituted on an equitable basis for options for appropriate shares of the surviving corporation, or optionees shall receive cash in exchange for cancellation of outstanding options.

     The Compensation Committee of the Board of Directors has approved a 2003 bonus plan for the Company's executive officers that provides for bonuses of up to 50% of base salary, depending on Company and individual performance.

PERFORMANCE GRAPH

     Set forth below is a graph comparing the cumulative total shareholder return on the Company's Common Stock to the cumulative total return of (i) the Standard & Poor's Healthcare Medical Products and Supplies Index and (ii) the Russell 2000 Index from December 31, 1997 through December 31, 2002. The graph is generated by assuming that $100 was invested on December 31, 1997 in each of the Company's Common Stock, the Standard & Poor's Healthcare Medical Products and Supplies Index (the "Peer Group") and the Russell 2000 Index, and that all dividends were reinvested.

                                     [GRAPH]

                     12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
                     --------   --------   --------   --------   --------   --------
OrthoLogic Corp.       $100       $ 60       $ 46       $ 52       $ 88       $ 65
Peer Group             $100       $139       $143       $154       $158       $138
Russell 2000 Index     $100       $ 96       $115       $113       $112       $ 88

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to disclose any failure to file by these dates. The Company believes that all of these filing requirements were satisfied during the year ended December 31, 2002 except as set forth below. Stock option grants made on November 11, 2002 to Shane D. Kelly, James T. Ryaby, Donna L. Lucchesi, Jeffrey Culhane, and Sherry
A. Sturman and on December 31, 2002 to Fredric J. Feldman, Ph.D., Elwood D. Howse, Jr., John M. Holliman III, Augustus A. White III, M.D., Ph.D., and Stuart
H. Altman, Ph.D. were reported late on a Form 5. In making these disclosures, the Company has relied solely on written representations of those persons it knows to be subject to the reporting requirements and copies of the reports that they have filed with the SEC.

                 PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2003. The Board of Directors is submitting the selection of the independent auditors for shareholder ratification at the 2003 annual meeting, and recommends that stockholders vote FOR ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements annually since 1987. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                         PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets froth the aggregate fees billed to the Company for the years ended December 31, 2002 and December 31, 2001 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"). Certain amounts for 2001 have been reclassified to conform to the 2002 presentation format:

                Type of Fee                                 Amount
                -----------                          --------------------
                                                       2002        2001
                                                     --------    --------
     Audit-Fees (1)                                  $180,415    $123,926
     Audit-Related Fees (2)                           112,735       8,900
         Total Audit and Audit-Related Fees           293,150     132,826
     Tax Fees (3)                                     325,250     268,430
     All Other Fees (4)                                    --          --
         Total Fees                                  $618,400    $401,256

(1) Audit fees include fees for services rendered by Deloitte & Touche in connection with their audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2002 and 2001, reviews of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q or annual reports on Form 10-K during the applicable fiscal year.
(2) Audit-related fees include fees for services rendered by Deloitte & Touche for matters such as audits of employee benefit plans, responses to accounting and reporting-related matters, and consultation for reviews of employee benefits administration.
(3) Tax fees include fees for services rendered by Deloitte & Touche for tax compliance, preparation of original and amended tax returns, claims for refunds and tax payment-planning services.
(4) Deloitte & Touche did not perform nor bill the Company for any other services during the fiscal years ended December 31, 2002 and 2001 that are appropriately classified as "All Other Fees."

     The Audit Committee considered whether the provision of non-audit services by Deloitte & Touche is compatible with maintaining Deloitte & Touche's independence with the Company.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting for the fiscal year ending December 31, 2003 must be received by the Company no later than December 22, 2003 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting without inclusion in the proxy statement, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for the 2004 Annual Meeting, our bylaws require that such notice must have been delivered to or mailed to and received by the Company between 60 and 90 days prior to the 2004 Annual Meeting. If we do not publicly announce our meeting date or give notice of our meeting date at least 70 days before our 2004 Annual Meeting, shareholders may submit items for consideration as agenda items until 5:00 pm on the 15th day after the public disclosure or notice.

                                  ANNUAL REPORT

     A copy of the Company's 2002 Annual Report to Stockholders is enclosed. The Annual Report to Stockholders is not a part of the proxy soliciting material enclosed herewith. Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company's annual report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Copies of exhibits to the annual report on Form 10-K are also available upon specific request and payment of 25 cents per page for reproduction plus $3.00 for postage and handling. All requests should be directed to the Secretary of the Company at 1275 West Washington, Tempe, Arizona 85281.

April 15, 2003                                            THE BOARD OF DIRECTORS

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER

This charter shall be reviewed and updated annually and any change approved by the board of directors.

ROLE

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as described by the Securities and Exchange Commission (the "SEC"), the NASDAQ and as directed by the board.

COMMITTEE MEMBERSHIP

The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member who is a "financial expert" as defined by the rules of the SEC and the NASDAQ. Each member must meet the independence requirements established by the SEC and NASDAQ for audit committee members.

The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular communication with the CEO, CFO and the lead independent audit partner.

RESPONSIBILITIES

The audit committee's primary responsibilities include:

     * Appointment and dismissal of the independent auditor hired to audit the financial statements of the corporation. In so doing, the committee shall be directly responsible for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor. The independent auditor will report directly to the audit committee.

     * Pre-approval of all auditing services and permitted non-auditing services proposed to be performed by the independent auditor, subject to the de minimus exceptions for non-audit services that were not recognized as non-audit services at the time of engagement and which are subsequently approved by the committee prior to completion of the audit.

     * Ensure the rotation of the lead audit partner having primary responsibility for the audit as required by the SEC.

     * To work with management to ensure the corporation does not hire, for the position of CEO, CFO, controller, chief accounting officer or other similar position, individuals who have been employees of the independent auditor during the year period prior to the initiation of the corporation's audit and were involved in any capacity in the corporation's audit.

     * Oversight of the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriated matters.

     * Review of the audited financial statements, including related disclosures made in the management's discussion and analysis, and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the corporation's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of critical accounting policies and judgmental areas, review of audit adjustments whether or not recorded, review of the effects of off-balance sheet structures on the corporation's financial statements, discussion of any changes in the selection or application of accounting principles and such other inquires as may be appropriate. Based on the review, the committee shall make its audit recommendation to the board as to the inclusion of the corporation's audited financial statements in the corporation's annual report on Form 10-K.

     * Reviewing, with management and the independent auditor, the quarterly financial information prior to the corporation's filing of Form 10-Q with regard to:

          (a)  All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          This review may be performed by the committee or its chairperson. The committee will also include in its periodic reports a disclosure of all non-audit services to be performed by the independent auditor.

     * Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement for submission to the shareholders.

     * Review of disclosures made to the committee by the corporation's CEO and CFO during the certification process for the corporation's periodic reports about any material weaknesses or significant deficiencies in the design or operation of internal controls.

     * Discussing with management and the external auditors the quality and adequacy of the corporation's internal controls.

     * Review of disclosures made by the corporation's CEO and CFO describing any fraud involving management or any other employees having a significant role in the corporation's internal controls.

     * Establish procedures for the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls or auditing matters.

     * Establish procedures for the confidential receipt, retention and treatment of anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

     *    Review and approve all related party transactions.

The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditor and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. The corporation will provide appropriate funding for such engagements.

MEETINGS

The committee will hold periodic meetings and a minimum of one regular annual review meeting. The President, Chief Executive Officer, Vice President of Finance and/or Chief Financial Officer may attend any meeting of the committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the committee chairperson.

MINUTES AND REPORTS

Minutes of each meeting of the committee shall be kept and distributed to each member of the committee, members of the board of directors who are not members of the committee and the secretary of the corporation. The chairperson of the committee shall report to the board of directors from time to time, or whenever so requested by the board of directors.

GENERAL

The powers of the committee shall be limited, and all activities of the committee shall be governed by the provisions of the bylaws of the corporation.

                                ORTHOLOGIC CORP.
                                      PROXY
                       2003 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas R. Trotter and Sherry A. Sturman, and each or either of them, as Proxies, with full power of substitution, to represent and to vote, as designated below, all shares of Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of OrthoLogic Corp. to be held on May 29, 2003, or any adjournment thereof, hereby revoking any proxy previously given.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSALS 1 and 2.

                     (Continued and to be dated and signed on the reverse side.)

                                        ORTHOLOGIC CORP.
                                        P.O. BOX 11365 NEW
                                        YORK, N.Y.
                                        10203-0365

--------------------------------------------------------------------------------
1.   ELECTION OF CLASS III DIRECTORS for terms expiring in the year 2006

     FOR all nominees listed below (except as marked to the contrary below)  [ ]

     WITHHOLD AUTHORITY to vote for all nominees listed below  [ ]

Nominees: Stuart H. Altman, Ph.D. and Elwood D. Howse, Jr.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "For" box and write the nominee's name on the exceptions line below.)

Exceptions _____________________________________________________________________

2.   PROPOSAL TO RATIFY AND APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP

     FOR [ ]                       AGAINST [ ]                  ABSTAIN [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set forth in the Notice and Proxy Statement relating to this meeting, receipt of which is hereby acknowledged.

                                        Change of Address and
                                        or Comments Mark Here  [ ]

                              Please sign exactly as name appears to the left. Where shares are held by more than one owner, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: _____________________________________, 2003


                              __________________________________________________
                                                  Signature
                                 Votes must be indicated in Black or Blue ink.

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)